Exhibit 99.1

InterPrivate III Financial Partners Inc. Announces Amendment and Supplements to it Definitive Proxy Statement

New York, NY, Dec. 15, 2022 (GLOBE NEWSWIRE) -- InterPrivate III Financial Partners Inc. (the “Company”) (NASDAQ: IPVF) today announced that in order to mitigate the current uncertainty surrounding the implementation of the Inflation Reduction Act of 2022, in the event that the extension (the “Extension”) of the time period the Company has to complete an initial business combination (the “Business Combination”) is approved and implemented as described in the Definitive Proxy Statement (defined below) funds in trust, including any interest earned thereon, will not be used to pay any excise tax liabilities with respect to any future redemptions that occur after December 31, 2022 and prior to or in connection with a Business Combination or liquidation of the Company.

Additionally, the Company announced if the Extension is approved and implemented, (i) the Company plans to deposit the remaining amount of funds from its trust account into a variable interest bearing account currently expected to yield approximately 3.0% per annum following the 24 month anniversary of its IPO and (ii) the Company will contribute funds from its working capital account, or if such working capital account is depleted, then InterPrivate Acquisition Management III, LLC, the Company’s sponsor (the “Sponsor”) (or a designee), will deposit, in an amount determined by multiplying $0.06 by the number of public shares outstanding following any redemptions of public shares effected in connection with the Special Meeting, up to a maximum of $210,000 per month and $630,000 in the aggregate if all three extensions are implemented, instead of the fixed amount of $25,000 per month described in the Definitive Proxy Statement.

There can be no assurance that the Company’s stockholders will approve the Extension Amendment Proposal and/or the Liquidation Amendment Proposal (together, the “Proposals”) at the Special Meeting, and if such approvals are not obtained the Company will redeem the public shares pursuant to the terms of its amended and restated certificate of incorporation (the “Charter”) and its trust agreement.

Pursuant to the Charter, the Company has until March 9, 2023 to consummate an initial business combination. If the Company has not completed an initial business combination within the applicable required time, the Company will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

About InterPrivate III Financial Partners Inc.

InterPrivate III Financial Partners Inc. (the “Company”) is a blank check company incorporated in Delaware on September 10, 2020. It was originally incorporated under the name “InterPrivate II Financial Holdings Corp.”, but the Company changed its name to “InterPrivate III Financial Partners Inc.” on January 6, 2021. The Company was formed for the purpose of effectuating a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses (each, a “Business Combination”). The Company is not limited to a particular industry or sector for purposes of consummating a Business Combination. The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the Extension. Information regarding the Company’s directors and executive officers is available in its annual report on Form 10-K filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are contained in the Proxy Statement (defined below).

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information

The Company has filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement (the “Proxy Statement”) in connection with the special meeting of the stockholders (the “Meeting”) to consider and vote upon the Extension and other matters and, beginning on December 5, 2022, mailed the Proxy Statement and other relevant documents to its stockholders as of the November 23, 2022 record date for the Meeting. The Company’s stockholders and other interested persons are advised to read the Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the Meeting because these documents will contain important information about the Company, the Extension and related matters. Stockholders may also obtain a free copy of the Proxy Statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Morrow Sodali LLC, at (203) 658-9400 (call collect), (800) 662-5200 (call toll-free), or by sending an email to IPVI.info@investor.morrowsodali.com.

Forward-Looking Statements

This press release may include, and oral statements made from time to time by representatives of the Company may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus for the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Contact:

Charlotte Luer

Marketing

cluer@interprivate.com

InterPrivate IV InfraTech Partners Inc.

(212)-634-0826